Exhibit 23.1

                     KPMG LLP INDEPENDENT AUDITORS' CONSENT


The Board of Directors
LightPath Technologies, Inc.


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP

Albuquerque, New Mexico
January 23, 2002